UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Filed by Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Material
☐ Soliciting Material Pursuant to Rule 14a-12

Golub Capital BDC, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
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☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GOLUB CAPITAL BDC, INC.
200 Park Avenue, 25th Floor
New York, NY 10166
(212) 750-6060
December 13, 2024
Dear Stockholder:
You are cordially invited to participate in the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Golub Capital BDC, Inc. (the “Company”) to be held virtually on February 3, 2025 at 11:45 a.m., Eastern Time, at the following website: www.virtualshareholdermeeting.com/GBDC2025.
The notice of the Annual meeting and proxy statement, which is accessible on the Internet or by request, provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will be asked to: (1) elect three Class III directors of the Company; (2) ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025; (3) approve an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of capital stock from 351,000,000 shares to 501,000,000 shares, consisting of 500,000,000 shares of common stock, par value $0.001 per share (“Common Stock”), and 1,000,000 shares of preferred stock, par value $0.001 per share (such proposal is referred to herein as the “Certificate of Incorporation Amendment Proposal”); and (4) to transact such other business as may properly come before the meeting and any postponements or adjournments thereof.
It is very important that your shares be represented at the Annual Meeting. Even if you plan to participate in the virtual meeting, I urge you to follow the instructions on the Notice of Internet Availability of Proxy Materials to vote your proxy via the Internet or telephone. We encourage you to vote via the Internet, if possible, as it saves us significant time and processing costs. On the Notice of Internet Availability of Proxy Materials, you also will find instructions on how to request a hard copy of the proxy statement and proxy card free of charge, and you may vote your proxy by returning a proxy card to us after you request the hard copy materials. Your vote and participation in the governance of the Company are very important to us.

Sincerely yours,
/s/ David B. Golub
David B. Golub
Chief Executive Officer

GOLUB CAPITAL BDC, INC.
200 Park Avenue, 25th
Floor New York, NY 10166
(212) 750-6060

NOTICE OF VIRTUAL ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD ON FEBRUARY 3, 2025
Online Meeting Only — No Physical Meeting Location
www.virtualshareholdermeeting.com/GBDC2025
Notice is hereby given to the owners of shares of common stock (the “Stockholders”) of Golub Capital BDC, Inc. (the “Company”) that:
The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company will be conducted virtually at 11:45 a.m., Eastern Time, on February 3, 2025, at the following website: www.virtualshareholdermeeting.com/GBDC2025 for the following purposes:
1.To elect three Class III directors of the Company who will each serve until the 2028 Annual Meeting of Stockholders of the Company or until his successor is duly elected and qualified;
2.To ratify the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025;

3.To approve an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of capital stock from 351,000,000 shares to 501,000,000 shares, consisting of 500,000,000 shares of common stock, par value $0.001 per share (“Common Stock”), and 1,000,000 shares of preferred stock, par value $0.001 per share (such proposal is referred to herein as the “Certificate of Incorporation Amendment Proposal”); and
4.To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.
You or your proxyholder can participate, vote and examine our stockholder list at the virtual annual meeting by visiting www.virtualshareholdermeeting.com/GBDC2025 and using the 16-digit control number included in your Notice of Internet Availability of Proxy Materials. You have the right to receive notice of, and to vote at, the Annual Meeting if you were a Stockholder of record at the close of business on December 5, 2024. We are furnishing proxy materials to our Stockholders on the Internet, rather than mailing printed copies of those materials to each Stockholder. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request them. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy materials, and vote your proxy, on the Internet.
Your vote is extremely important to us. If you are unable to participate in the Annual Meeting, we encourage you to vote your proxy on the Internet by following the instructions provided on the Notice of Internet Availability of Proxy Materials. You may also request from us free of charge hard copies of the proxy statement and a proxy card by following the instructions on the Notice of Internet Availability of Proxy Materials. In the event there are not enough votes for a quorum or to approve the proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

THE BOARD OF DIRECTORS, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.
By Order of the Board of Directors,
/s/ Joshua M. Levinson
Joshua M. Levinson Secretary
December 13, 2024

This is an important meeting. To ensure proper representation at the meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote your proxy via the Internet or request, complete, sign, date and return a proxy card. Even if you vote your shares prior to the meeting, you still may participate in the meeting and vote your shares virtually if you wish to change your vote.

GOLUB CAPITAL BDC, INC.
200 Park Avenue, 25th Floor
New York, NY 10166
(212) 750-6060

PROXY STATEMENT

For

2025 Virtual Annual Meeting of Stockholders
To Be Held on February 3, 2025
Online Meeting Only — No Physical Meeting Location
www.virtualshareholdermeeting.com/GBDC2025
This document will give you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Stockholders (“Notice of Annual Meeting”). Much of the information in this Proxy Statement is required under the rules of the Securities and Exchange Commission (“SEC”), and some of it is technical in nature. If there is anything you do not understand, please contact us at (212) 750-6060.
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Golub Capital BDC, Inc. (the “Company,” “Golub Capital BDC,” “GBDC,” “we,” “us” or “our”) for use at our 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be conducted virtually via live webcast on Monday, February 3, 2025 at 11:45 a.m., Eastern Time, and at any postponements or adjournments thereof. You or your proxyholder can participate, vote and examine our stockholder list at the virtual annual meeting by visiting www.virtualshareholdermeeting.com/GBDC2025 and using the 16- digit control number included in your Notice of Internet Availability of Proxy Materials (the “Control Number”). This Proxy Statement and the Company’s Annual Report for the fiscal year ended September 30, 2024 are being provided to stockholders of the Company (the “Stockholders”) of record as of December 5, 2024 via the Internet on or about December 13, 2024. In addition, a Notice of Annual Meeting and a Notice of Internet Availability of Proxy Materials is being sent to Stockholders of record as of December 5, 2024.
We encourage you to vote your shares, either by voting virtually at the Annual Meeting or by voting by proxy, which means that you authorize someone else to vote your shares. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you execute a proxy without specifying your voting instructions, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your shares will be voted at the Board’s discretion unless you specifically state otherwise on your proxy.
You may revoke a proxy at any time before it is exercised by notifying the Company’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting virtually at the Annual Meeting. Any Stockholder entitled to vote at the Annual Meeting may participate in the Annual Meeting and vote virtually, whether he or she has previously voted his or her shares via proxy or wishes to change a previous vote. Participating in the Annual Meeting does not revoke your proxy unless you also vote virtually at the Annual Meeting.
You will be eligible to vote your shares electronically via the Internet, telephone, or by mail by following the instructions on the Notice of Internet Availability of Proxy Materials.

Purpose of Annual Meeting
At the Annual Meeting, you will be asked to vote on the following proposals:
1.To elect three Class III directors of the Company who will each serve until the 2028 Annual Meeting of Stockholders of the Company or until his successor is duly elected and qualified;

2.To ratify the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025;

3.To approve an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of capital stock from 351,000,000 shares to 501,000,000 shares, consisting of 500,000,000 shares of common stock, par value $0.001 per share (“Common Stock”), and 1,000,000 shares of preferred stock, par value $0.001 per share (such proposal is referred to herein as the “Certificate of Incorporation Amendment Proposal”); and

4. To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

Voting Securities
You may vote your shares at the Annual Meeting only if you were a Stockholder of record at the close of business on December 5, 2024 (the “Record Date”). There were 264,277,128 shares of the Company’s common stock (the “Common Stock”) outstanding on the Record Date. Each share of Common Stock is entitled to one vote.

Quorum Required
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, virtually or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum. Shares held by a broker or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on non-routine proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes. If there are not enough votes for a quorum or to approve each of the proposals, the Annual Meeting can be adjourned in order to permit the further solicitation of proxies.

Votes Required

Election of Directors
The election of directors requires the vote of a majority of the shares of Common Stock cast at the Annual Meeting virtually or by proxy (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee). Stockholders may not cumulate their votes. Abstentions and broker non-votes will not be included in determining the number of votes cast, and, as a result, will have no effect on the election of nominees.

Ratification of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the votes cast at the Annual Meeting virtually or by proxy is required to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025 (meaning that the number of shares voted “for” the proposal must exceed the number of shares voted “against” such proposal). Abstentions and broker non-votes, if any, will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Certificate of Incorporation Amendment Proposal
The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is required for approval of the Certificate of Incorporation Amendment Proposal. Abstentions and broker non-votes will have the effect of a vote “against” the Certificate of Incorporation Amendment Proposal.

Broker Non-Votes

Broker non-votes are described as votes cast by a broker or other nominee on behalf of a beneficial holder who does not provide explicit voting instructions to such broker or nominee and who does not participate in the meeting. Proposal 1 and Proposal 3 are non-routine matters. As a result, if you hold shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee will not be permitted to exercise voting discretion with respect to Proposal 1, the election of three Class III directors, or Proposal 3, the Certificate of Incorporation Amendment Proposal. If you do not give your broker or nominee specific instructions on how to vote for you or do not vote for yourself by returning a proxy card or by other arrangement with your broker or nominee, your shares will have no effect on Proposal 1 and will have the same effect as a vote “against” Proposal 3.
Proposal 2, the ratification of the selection of Ernst & Young LLP, is a routine matter. As a result, if you beneficially own your shares and you do not provide your broker or nominee with proxy instructions, by returning a proxy card or by other arrangement with your broker or nominee, your broker or nominee will be able to vote your shares for you on this routine matter.
Adjournment and Additional Solicitation. If there appear not to be enough votes to approve each of the proposals at the Annual Meeting, the chair of the Annual Meeting shall have the power to adjourn the Annual Meeting from time to time without notice other than announcement at the Meeting or Stockholders who are represented virtually or by proxy may vote to adjourn the Annual Meeting to permit further solicitation of proxies.
A Stockholder vote may be taken on any of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.

Information Regarding This Solicitation
The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing and posting this Proxy Statement and the Annual Report to the Internet and the cost of mailing the Notice of Annual Meeting of Stockholders, the Notice of Internet Availability of Proxy Materials and any requested proxy materials to Stockholders. The Company intends to use the services of GC Advisors LLC (“GC Advisors”), the Company’s investment adviser, to aid in the distribution and collection of proxy votes. The Company expects to pay market rates for such services. If brokers, trustees, or fiduciaries and other institutions holding shares in their own names or in the names of their nominee, which shares are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners, the Company will reimburse such persons for their reasonable expenses in so doing.
No additional compensation will be paid to directors, officers or regular employees for such services. If the Company retains a solicitor, the Company has estimated that it would pay approximately $50,000 for such services. If the Company engages a solicitor, you could be contacted by telephone on behalf of the Company and urged to vote. The solicitor will not attempt to influence how you vote your shares, but only ask that you take the time to cast a vote. You may also be asked if you would like to vote over the telephone and to have your vote transmitted to our proxy tabulation firm.
Stockholders may provide their voting instructions through the Internet, by telephone, or by mail by following the instructions on the Notice of Internet Availability of Proxy Materials. These options require Stockholders to input the Control Number, which is provided with the Notice of Internet Availability of Proxy Materials. If you vote using the Internet, after visiting www.proxyvote.com and inputting your Control Number, you will be prompted to provide your voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their Internet link. Stockholders who vote their proxy via the Internet, in addition to confirming their voting instructions prior to submission, will, upon request, receive an e-mail confirming their instructions.
If a Stockholder wishes to participate in the Annual Meeting but does not wish to give a proxy by Internet, the Stockholder may join the Annual Meeting virtually or request and submit a proxy card by following the instructions on the Notice of Internet Availability of Proxy Materials.
Any proxy authorized pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. A revocation may be affected by resubmitting voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the Annual Meeting, by participating in the Annual Meeting and voting virtually, or by a notice, provided in writing and signed by the Stockholder, delivered to the Company’s Secretary on any business day before the date of the Annual Meeting.

Security Ownership of Certain Beneficial Owners and Management
As of the Record Date, to our knowledge, no person would be deemed to control us, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
Our directors consist of interested directors and independent directors. An interested director is an “interested person” of the Company, as defined in the 1940 Act, and independent directors are all other directors (the “Independent Directors”).
The following table sets forth, as of December 5, 2024, certain ownership information with respect to our Common Stock for those persons who beneficially own more than 5 percent of our outstanding Common Stock and all executive officers and directors individually and as a group. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities.

Name and Address	Type of Ownership	Shares Owned	Percentage
Lawrence E. Golub(1)(2)	Beneficial	8,161,154	3.1%
David B. Golub(1)(2)	Beneficial	7,937,196	3.0%
Kenneth F. Bernstein(1)	Beneficial	57,330	*
John T. Baily(1)	Beneficial	83,108	*
Anita J. Rival(1)	Beneficial	121,791	*
William M. Webster IV(1) (3)	Beneficial	454,149	*
Lofton P. Holder(1)	Beneficial	—	—
Christopher C. Ericson(1)	Beneficial	31,094	*
Joshua M. Levinson(1)	Beneficial	48,666	*
All executive officers and directors as a group (9 persons)	Beneficial	7,727,980	3.6%
State Teachers Retirement System of Ohio(4)	Beneficial	14,534,315	5.5%
*    Represents less than 1.0%.
(1)The business address for each of our officers and directors is c/o Golub Capital BDC, Inc., 200 Park Avenue, 25th Floor, New York, NY 10166.
(2)Messrs. Lawrence E. Golub and David B. Golub are control persons of GCOP LLC and GGP Holdings L.P. The shares of Common Stock shown in the above table as being owned by each named individual reflect the fact that, due to their control of GCOP LLC and GGP Holdings L.P., each may be viewed as having shared voting and dispositive power over all of the 3,648,021 and 2,116,076 shares, respectively, of Common Stock directly owned by such entity. The shares of GBDC common stock shown in the above table as being owned by each named individual reflect the fact that, due to their control of GEMS Fund 4, L.P., each may be viewed as having shared voting and dispositive power over all of the 1,676,387 shares of GBDC common stock directly owned by such entity although voting rights to the securities held by GEMS Fund 4, L.P. have been passed through to the respective limited partners. Messrs. Lawrence E. Golub and David B. Golub disclaim beneficial ownership of such shares of GBDC common stock except to the extent of their respective pecuniary interest therein.
(3)The shares of Common Stock shown in the above table as being owned by Mr. William M. Webster IV represent shares owned directly by Mr. William M. Webster IV and indirectly through investments in GEMS Fund 4, L.P., which directly owns 1,676,387 shares of GBDC common stock.
(4)Based upon a Schedule 13F filed by OTR - Nominee Name for the State Teachers Retirement Board of Ohio, 31540-1810 on November 1, 2024. The business address for the State Teachers Retirement System of Ohio is 275 E. Broad St., Columbus, OH 43215.

Delinquent Section 16(a) Reports

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’), the Company’s directors and other executive officers, and any persons holding more than 10% of its Common Stock, are required to report their beneficial ownership and any changes therein to the SEC and Company. Specific due dates for those reports have been established, and the Company is required to report in this proxy statement any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and other executive officers, the Company believes that during the fiscal year ended September 30, 2024, all Section 16(a) filing requirements applicable to such persons were met in a timely manner, with the exception of a Form 4 filing for Ms Anita Rival, which was timely filed, but included an incorrect number of shares purchased due to an administrative oversight.

Dollar Range of Securities Beneficially Owned by Directors
Information as to the beneficial ownership listed in the tables below is based on information furnished to the Company by the persons listed in the respective tables. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act. The following table sets forth the dollar range of our Common Stock beneficially owned by each of our directors as of December 5, 2024.

Name of Director	Dollar Range of Equity Securities in Golub Capital BDC(1)
Independent Directors
John T. Baily	Over $100,000
Kenneth F. Bernstein	Over $100,000
Lofton P. Holder	None
Anita J. Rival	Over $100,000
William M. Webster IV	Over $100,000
Interested Directors
Lawrence E. Golub	Over $100,000
David B. Golub	Over $100,000

(1)Dollar ranges are as follows: none, $1- $10,000, $10,001 - $50,000, $50,001 - $100,000, or over $100,000.
The following table sets forth the dollar range of limited partnership interests in other private funds advised by Golub Capital (“Golub Capital” refers, collectively, to the activities and operations of Golub Capital LLC (formerly Golub Capital Management LLC), which entity employs all of Golub Capital’s investment professionals, as well as GC Advisors, associated investment funds and their respective affiliates) and beneficially owned by any of our Independent Directors and his or her immediate family as of December 5, 2024.

Name of Director	Name of Owners	Name of Investment	Title of Class	Dollar Range of Equity Securities(1)
Independent Directors
William M. Webster IV	William M. Webster IV; William M. Webster, IV-2012 Irrevocable Trust Agreement UAD 6/21/12; William M. Webster, IV Revocable Trust UAD 3/15/06; Webster Trust Investments, LLC;
Golub Capital Insurance Fund;
GC Co-investment, L.P.;
Golub Capital Partners 10, L.P.; Golub Capital Partners 11, L.P.;
Golub Capital Partners Rollover Fund 11, L.P.;
Golub Capital Partners 12, L.P.;
Golub Capital Partners 14, L.P.;
GEMS Fund 4, L.P.(2).; GEMS Fund 5 L.P.,
GEMS Fund 6 L.P.

			N/A - Single Class	Over $100,000 in each
(1) Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

(2) Through his investment in GEMS Fund 4, L.P., Mr. William Webster IV indirectly has beneficial ownership of shares of the common stock of the Company.

PROPOSAL 1: ELECTION OF DIRECTORS
In accordance with the Company’s certificate of incorporation and bylaws, the Board currently has seven members. Directors are divided into three classes and are elected for classified terms expiring at the third succeeding Annual Meeting of Stockholders, with a term of office of one of the three classes of directors expiring each year at the Annual Meeting of Stockholders. After this election, the terms of Class I, II and III directors will expire in 2026, 2027 and 2028, respectively. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified.
A Stockholder can vote for or against, or abstain from voting for, any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “for” the election of each nominee named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that either Mr. Lawrence E. Golub, Mr. Lofton P. Holder or Mr. William M. Webster IV will be unable or unwilling to serve.

THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.
Information about the Nominees and Directors
Certain information with respect to the Class III nominees for election at the Annual Meeting, as well as each of the other directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds and the year in which each person became a director of the Company. The nominees for Class III director currently serve as directors of the Company.
Mr. Lawrence E. Golub, Mr. Lofton P. Holder and Mr. William M. Webster IV have each been nominated for election as Class III directors for a three-year term expiring at the 2028 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified. Mr. Lawrence E. Golub, Mr. Lofton P. Holder and Mr. William M. Webster IV are not being proposed for election pursuant to any agreement or understanding between any of Mr. Lawrence E. Golub, Mr. Lofton P. Holder and Mr. William M. Webster IV and the Company.

Nominees for Class III Directors

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Companies In Fund Complex(2) Overseen by Director	Other Directorships Held by Director or Nominee for Director During the Past 5 years(3)
Lawrence E. Golub (65)(4)	Chairman of the Board of Directors	Class III Director since 2009; Term Expires 2025	Serves as the Chief Executive Officer of Golub Capital.	Four	Chairman of the board of directors of GDLC, GDLCU and GBDC 4. Served as Chairman of the board of directors of Golub Capital Investment Corporation ("GCIC") until its acquisition by the Company in 2019 and Golub Capital BDC 3, Inc. ("GBDC 3") from 2017 until its acquisition by the Company in 2024.
Lofton P. Holder (60)	Director	Class III Director since February 2021; Term Expires 2025	Co-founder and retired managing partner of Pine Street Alternative Asset Management Company.	Five	A member of the board of directors of GDLC, GDLCU, GBDC 4 and board of trustees of GCRED. Served as member of the board of directors of Manning & Napier, Inc. (NYSE) from 2021 to 2023, a Trustee for Pace University on the Audit Committee and as a member of the board of directors of GBDC 3 from 2021 until its acquisition by GBDC in 2024. Currently serves as Chair of the Investment Committee for the Edwin Gould Foundation and Maimonides Medical Center.
William M. Webster IV (67)	Director	Class III Director since 2010; Term Expires 2025	Retired. Co-founder of Advance America, Advance Cash Centers, Inc. Served as the Chief Executive Officer of Advance America, Advance Cash Centers, Inc. from its inception in 1997 through August 2005 and served as Chairman of the board of directors from August 2008 through May 2012.	Five	A member of the board of directors of GDLC, GDLCU, GBDC 4 and board of trustees of GCRED. Previously served as a member of the board of directors of GCIC from 2014 until its acquisition by GBDC in 2019, GBDC 3 from 2017 until its acquisition by GBDC in 2024, Compass Systems Inc. from 2014 to May 2021 and LKQ Corporation (NYSE) from 2003 to May 2020. Currently serves as the Chair of the Board of Directors and is the Chair of the Audit Committee of International Battery Metals Ltd.

Class I Directors (Continuing directors not up for re-election at the Annual Meeting)

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Companies In Fund Complex(2) Overseen by Director	Other Directorships Held by Director or Nominee for Director During the Past 5 years(3)
David B. Golub (62)(4)	Chief Executive Officer and Director	Class I Director since 2009; Term Expires 2026	Serves as the President of Golub Capital.	Five	President and Chief Executive Officer and a member of the board of directors of GDLC, GDLCU and GBDC 4 and board of trustees of GCRED. Served as President and Chief Executive Officer and a member of the board of directors of GCIC from 2014 until its acquisition by GBDC in 2019 and GBDC 3 from 2017 until its acquisition by GBDC in 2024. Currently serves on the board of directors of the Burton Corporation and previously served on the board of directors of the Michael J. Fox Foundation for Parkinson’s Research.
Anita J. Rival (60)	Director	Class I Director since 2011; Term Expires 2026	Independent Consultant. Former
independent advisor to Magnetar Capital from April 2011 to May 2012. Partner and Portfolio Manager at Harris Alternatives, LLC, and its predecessor, Harris
Associates, L.P., from
			1999 to 2009.	Five	A member of the board of directors of GDLC, GDLCU and GBDC 4 and board of trustees of GCRED. Served as a member of the board of directors of GCIC from 2014 until its acquisition by GBDC in 2019 and GBDC 3 from 2017 until its acquisition by GBDC in 2024. An independent trustee at Baron Funds Management since May 2013. Served as an independent director for Impala Asset Management from 2014 to 2022 and Trivian Investors 1 Limited (a Guernsey registered company listed on the London Stock Exchange) from April 2022 to April 2023.

Class II Directors (Continuing directors not up for re-election at the Annual Meeting)

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Companies In Fund Complex(2) Overseen by Director	Other Directorships Held by Director or Nominee for Director During the Past 5 years(3)
John T. Baily (80)	Director	Class II Director since 2010; Term Expires 2027	Retired.	Five	A member of the board of directors of GDLC, GDLCU, GBDC 4 and board of trustees of GCRED and serves as the Audit Committee Chairman of Endurance U.S. Holding Corp., the U.S. holding company for the Sompo International Group, since 2017. Previously served on the board of directors of GCIC from 2014 until its acquisition by GBDC in 2019. GBDC 3 from 2017 until its acquisition by GBDC in 2024 and RLI Corp. (traded on the New York Stock Exchange or "NYSE" from 2003 to 2023).
Kenneth F. Bernstein (63)	Director	Class II Director since 2010; Term Expires 2027	Chief Executive Officer of Acadia Realty Trust since 2001 and the president and a trustee since its formation in 1998.	Five	A member of the board of directors of GDLC, GDLCU, GBDC 4 and board of trustees of GCRED. Served as a member of the board of directors of GCIC from 2014 until its acquisition by GBDC in 2019 and GBDC 3 from 2017 until its acquisition by GBDC in 2024.

(1)The business address of each of our directors is c/o Golub Capital BDC, Inc., 200 Park Avenue, 25th Floor, New York, NY 10166.
(2)“Fund Complex” includes the Company, Golub Capital Direct Lending Corporation (“GDLC”), Golub Capital Direct Lending Unlevered Corporation (“GDLCU”), Golub Capital BDC 4, Inc. (“GBDC 4”) and Golub Capital Private Credit Fund (“GCRED”).
(3)No director otherwise serves as a director of an investment company registered under the 1940 Act.
(4)Messrs. Lawrence E. Golub and David B. Golub, who are brothers, are interested directors due to their positions as officers of the Company and of Golub Capital.

Corporate Governance
We believe that maintaining the highest standards of corporate governance is a crucial part of our business, and we are committed to having in place the necessary controls and procedures designed to ensure compliance with applicable laws, rules and regulations.

Director Independence
The Nasdaq Stock Market LLC (“Nasdaq”) corporate governance rules require listed companies to have a board of directors with at least a majority of independent directors. Under Nasdaq corporate governance rules, for a director to be deemed independent, our Board must determine that the individual does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities. On an annual basis, each member of our Board is required to complete an independence questionnaire designed to provide information to assist the Board in determining whether the director is independent under Nasdaq corporate governance rules, the 1940 Act and our corporate governance guidelines. Our Board has determined that each of our directors, other than Mr. Lawrence E. Golub and Mr. David B. Golub is independent under the Nasdaq listing standards, the Exchange Act and the 1940 Act. Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the Board, the Chairman of the Nominating and Corporate Governance Committee and our Corporate Secretary of any change in circumstance that may cause his or her status as an Independent Director to change.

The Board limits membership on the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee to Independent Directors.

The Board’s Oversight Role in Management
The Board’s role in management of the Company is one of oversight. Oversight of the Company’s investment activities extends to oversight of the risk management processes employed by GC Advisors as part of its day-to-day management of our investment activities. The Board reviews risk management processes throughout the year, consulting with appropriate representatives of GC Advisors as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. The Audit Committee of the Board (which consists of all the Independent Directors) is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The Audit Committee is also responsible for aiding the Board in overseeing the determination of fair value of investments by reviewing valuation information provided by GC Advisors, in its capacity of valuation designee, and any independent valuation firms and pricing services utilized in the valuation processes and procedures, and assessing valuation recommendations. Stockholders should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that events do not adversely affect the value of investments. The Compensation Committee’s risk oversight responsibilities include reviewing the reimbursement by the Company to Golub Capital LLC (the “Administrator”) of the allocable portion of the cost of the Company’s chief financial officer and chief compliance officer and their respective staffs on an annual basis.

The Board’s Composition and Leadership Structure
The 1940 Act requires that at least a majority of the Company’s directors not be “interested persons” (as defined in the 1940 Act) of the Company or the Company’s investment adviser. Currently, five of the Company’s seven directors are Independent Directors (and are not “interested persons”). However, Lawrence E. Golub, Chief Executive Officer of Golub Capital and therefore an interested person of the Company, serves as Chairman of the Board. The Board believes that it is in the best interests of investors for Mr. Golub to lead the Board because of his broad experience with the day-to-day management and operation of other investment funds and his significant background in the financial services industry, as described below. The Board does not have a lead independent director. However, William M. Webster IV, the Chairman of the Audit Committee and the Nominating and Corporate Governance Committee, is an Independent Director and acts as a liaison between the Independent Directors and management between meetings of the Board. He is also involved in the preparation of agendas for Board and committee meetings. The Board believes that its leadership structure is appropriate in light of the characteristics and circumstances of the Company because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The Board also believes that its small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between GC Advisors and the Board.

Information About Each Director’s Experience, Qualifications, Attributes or Skills
Below is additional information about each director (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and/or skills that each director possesses, and which the Board believes has prepared each director to be effective. The Board believes that the significance of each director’s experience, qualifications, attributes and/or skills is an individual matter (meaning that experience or a factor that is important for one director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single director, or particular factor, being indicative of Board effectiveness. However, the Board believes that directors need to have the ability to review, evaluate, question and discuss critical information provided to them and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s educational background, business, professional training or practice

(e.g., finance, accounting or law), public service or academic positions, experience from service as a board member (including on the Board of the Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with GC Advisors, and also may benefit from information provided by the Company’s counsel. Both Independent Directors’ and Company’s counsels have significant experience advising funds, including other business development companies, and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.
Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that such Members Should Serve as Directors of the Company
The Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Company and protecting the interests of its Stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.

Interested Directors

Lawrence E. Golub
Lawrence E. Golub serves as Chairman of our Board of Directors. The Board of Directors benefits from Mr. Golub’s business leadership, experience and knowledge of the financial services industry. Mr. Golub previously spent ten years as a principal investor and investment banker. As a Managing Director of the Risk Merchant Bank at Bankers Trust Company, he applied derivative products to principal investing and merger and acquisitions transactions. As a Managing Director of Wasserstein Perella Co., Inc., he established that firm’s capital markets group and debt restructuring practice. As an officer of Allen & Company Incorporated, he engaged in principal investing, mergers and acquisitions advisory engagements and corporate finance transactions. Mr. Golub is active in charitable and civic organizations. He is a member of the Harvard Medical School Board of Fellows, a member of the Columbia Medical School Board of Advisors, President of the Harvard University JD-MBA Alumni Association and a member of the Advisory Council of Harvard Kennedy School’s Mossavar-Rahmani Center for Business & Government. Mr. Golub currently serves on the Stanford Interdisciplinary Life Sciences Council and the Advisory Board of Stanford Impact Labs. Mr. Golub was a private member of the Financial Control Board of the State of New York for over twelve years. He was a White House Fellow and served for over fifteen years as Treasurer of the White House Fellows Foundation. Mr. Golub was Chairman of Mosholu Preservation Corporation, a non-profit developer and manager of low-income housing in the Bronx. He served for over fifteen years as a trustee of Montefiore Medical Center, the university hospital of the Albert Einstein Medical School. Mr. Golub also serves on the board of directors of GDLC, GDLCU and GBDC 4. He previously served on the board of directors of GBDC 3 and GCIC prior to their mergers with GBDC in 2024 and 2019, respectively, and Empire State Realty Trust, Inc. (NYSE). Mr. Golub’s experiences with Golub Capital and his focus on middle market lending led our Nominating and Corporate Governance Committee to conclude that Mr. Golub is qualified to serve as a director.

David B. Golub
David B. Golub serves as Chief Executive Officer of Golub Capital BDC and is a member of the Board of Directors. He brings to the Board a diverse knowledge of business and finance. He is also the President of Golub Capital and serves on the Investment Committee of our Investment Adviser, GC Advisors LLC. From 1995 through October 2003, Mr. Golub was a Managing Director of Centre Partners Management LLC, a leading private equity firm. From 1995 through 2000, Mr. Golub also served as a Managing Director of Corporate Partners, a private equity fund affiliated with Lazard formed to acquire significant minority stakes in established companies. Mr. Golub is a member of the Founder’s Council of the Michael J. Fox Foundation for Parkinson’s Research, where he was the first board Chairman and a long-time director. Mr. Golub is a member of the Stanford Graduate School of Business Advisory Council. He is also a member of the Director’s Circle of the Association of Marshall Scholars. He previously served on the boards of the Loan Syndications and Trading Association, Hudson Guild and the World Policy Institute. Mr. Golub is on the board of directors of The Burton

Corporation and has served on the boards of numerous public and private companies. Mr. Golub earned his AB degree in Government from Harvard College. He received an MPhil in International Relations from Oxford University, where he was a Marshall Scholar, and an MBA from Stanford Graduate School of Business, where he was named an Arjay Miller Scholar. Mr. Golub also serves as President and Chief Executive Officer and a member of the board of directors of GDLC, GDLCU and GBDC 4 and a member of the GCRED board of trustees. He previously served as President and Chief Executive Officer and a member of the board of directors of GBDC 3 and GCIC prior to their mergers with GBDC in 2024 and 2019, respectively. Mr. Golub’s experiences with Golub Capital and his focus on middle market lending led our Nominating and Corporate Governance Committee to conclude that Mr. Golub is qualified to serve as a director.

Independent Directors

John T. Baily
Mr. John T. Baily brings to the Board over three decades of experience in the accounting industry and a substantial background in insurance industry matters. He has been a member of the board of directors of GBDC since 2010, GDLC since 2020, GDLCU and GBDC 4 since 2021, and the board of trustees of GCRED since 2023. Mr. Baily was a member of the board of directors of GCIC from 2014 to 2019 and GBDC 3 from 2017 to 2024. Mr. Baily serves as the Audit Committee Chairman of Endurance U.S. Holding Corp., the U.S. holding company for the Sompo International Group, since 2017. Mr. Baily previously served on the board of directors of RLI Corp. (NYSE) from 2003 to 2023, of Erie Indemnity Company (Nasdaq) from 2003 to 2008, of NYMagic, Inc. (NYSE) from 2003 to 2010 and of Endurance Specialty Holdings, Ltd. from 2003 to October 2017. From 1999 until 2002, Mr. Baily was the President of Swiss Re Capital Partners. Prior to joining Swiss Re Capital Partners, Mr. Baily was a partner at PricewaterhouseCoopers LLP and its predecessor, Coopers & Lybrand, where he worked from 1965 until 1999. Mr. Baily was the National Insurance Industry Chairman of Coopers & Lybrand from 1986 until 1998 and a member of Coopers & Lybrand’s International Insurance Industry Committee from 1984 until 1998. Mr. Baily graduated cum laude from Albright College in 1965, received his CPA with honors in 1968 and received his MBA from the University of Chicago in 1979. Mr. Baily’s experience as an accountant and past service as a director of public companies led our Nominating and Corporate Governance Committee to conclude that Mr. Baily is qualified to serve as a director.

Kenneth F. Bernstein
Mr. Kenneth F. Bernstein brings to the Board expertise in accounting and business operations. He has been a member of the board of directors of GBDC since 2010, GDLC since 2020, GDLCU and GBDC 4 since 2021, and the board of trustees of GCRED since 2023. He also was a member of the board of directors of GCIC from 2014 to 2019 and GBDC 3 from 2017 to 2024. Mr. Bernstein has been the chief executive officer of Acadia Realty Trust since 2001 and the president and a trustee since its formation in 1998. Mr. Bernstein is responsible for strategic planning as well as overseeing the day-to-day activities of Acadia Realty Trust including operations, acquisitions and capital markets. He was an independent trustee of BRT Apartments Corp. from 2004 to 2016. From 1990 to 1998, he served as chief operating officer of RD Capital, Inc. until its merger into Acadia Realty Trust. He was an associate with the New York law firm of Battle Fowler LLP, from 1986 to 1990. He has been a member of the National Association of Corporate Directors, International Council of Shopping Centers, the National Association of Real Estate Investment Trusts, for which he serves on the Board of Governors, the Urban Land Institute and the Real Estate Roundtable. Mr. Bernstein was also the founding chairman of the Young Presidents’ Organization Real Estate Network and is currently a member of its board of advisors. He holds a BA from the University of Vermont and a JD from Boston University School of Law. Mr. Bernstein’s experience as a senior executive officer within finance companies led our Nominating and Corporate Governance Committee to conclude that Mr. Bernstein is qualified to serve as a director.

Lofton P. Holder
Mr. Lofton P. Holder brings to the Board a diverse knowledge of business and finance. He has been a member of the board of directors of GBDC, GDLC, GDLCU and GBDC 4 since 2021, and the board of trustees of GCRED since 2023, where he serves on the Nominating and Corporate Governance, Audit and GBDC Compensation Committees. He also was a member of the board of directors of GBDC 3 from 2021 to 2024. Mr. Holder also served on the board of directors for Manning & Napier (NYSE), where he served as chair of the

Compensation Committee. He also served as an advisor to the management team at Landed, a private company focused on helping essential professionals purchase homes. He is the co-founder and retired managing partner for Pine Street Alternative Asset Management Company. Pine Street invests seed capital with emerging hedge fund managers. Prior to creating Pine Street, Mr. Holder was a Managing Director at Investcorp and JP Morgan Asset Management. In these roles, he served the investment needs of major global institutional investors working across all equity and fixed income asset classes as well as hedge fund, private equity and real estate investments. Earlier in his career, Mr. Holder was a municipal finance investment banker at JP Morgan and The First Boston Corporation. He is actively engaged in the community and is particularly focused on ideas to advance educational opportunity and student achievement for young people from low-income backgrounds. Mr. Holder is a board member for The Edwin Gould Foundation and Maimonides Medical Center and serves as Chair of the Investment Committees for both organizations. Mr. Holder also serves on the Board of Directors of UpTogether and AARP Foundation. He previously served as a Trustee for Pace University where he was a member of the Audit Committee. Mr. Holder received a BA in Political Science from Columbia University and a MBA from the Yale School of Organization and Management. Mr. Holder’s experience as a senior executive officer within the alternative asset management business led our Nominating and Corporate Governance Committee to conclude that Mr. Holder is qualified to serve as a director.

Anita J. Rival
Ms. Anita J. Rival brings to the Board a diverse knowledge of business and finance and expertise in capital markets, portfolio management and business operations. She has been a member of the board of directors of GBDC since 2011, GDLC since 2020, GDLCU and GBDC 4 since 2021, and the board of trustees of GCRED since 2023. Ms. Rival was a member of the board of directors of GCIC from 2014 to 2019 and GBDC 3 from 2017 to 2024. Ms. Rival became a trustee of Baron Investment Funds Trust in May 2013. From April 2022 to April 2023, Ms. Rival served as an independent director for Trian Investors 1 Limited, a Guernsey registered company listed on the London Stock Exchange. From January 2014 to September 2022, she served as an independent director for Impala Asset Management. From April 2011 through May 2012, she served as an independent advisor to Magnetar Capital, a multi-strategy hedge fund. From 1999 until her retirement in February 2009, Ms. Rival was a Partner and Portfolio Manager at Harris Alternatives, LLC, and its predecessor, Harris Associates, L.P. As a Portfolio Manager at Harris Alternatives, LLC, Ms. Rival managed all aspects of a $14 billion fund of hedge funds, including asset selection, risk assessment and allocation across investment strategies. Prior to Harris Alternatives, LLC, Ms. Rival held senior level positions at several large asset management/investment banking institutions, including Banker’s Trust, Global Asset Management and Merrill Lynch Capital Markets. Ms. Rival received her BA in 1985 from Harvard University. Ms. Rival’s experience as a partner and senior executive in several asset management firms led our Nominating and Corporate Governance Committee to conclude that Ms. Rival is qualified to serve as a director.

William M. Webster IV
Mr. William M. Webster IV brings to the Board a diverse knowledge of business and finance. He has been a member of the board of directors of GBDC since 2010, GDLC since 2020, GDLCU and GBDC 4 since 2021, and the board of trustees of GCRED since 2023. Mr. Webster was a member of the board of directors of GCIC from 2014 to 2019 and GBDC 3 from 2017 to 2024. Mr. Webster currently serves on the Board of Directors, and is the Chair of the Board of Directors and the Audit Committee, of International Battery Metals Ltd. Mr. Webster is one of the co-founders of Advance America, Advance Cash Centers, Inc. Mr. Webster served as a director from the company’s inception in 1997 through May 2012 and as the Chairman of the board of directors from August 2008 through May 2012 and previously from January 2000 through July 2004. He was the Chief Executive Officer of Advance America, Advance Cash Centers, Inc. from its inception through August 2005. From May 1996 to May 1997, Mr. Webster served as Executive Vice President of Education Management Corporation and was responsible for corporate development, human resources, management information systems, legal affairs and government relations. From October 1994 to October 1995, Mr. Webster served as Assistant to the President of the United States and Director of Scheduling and Advance. Mr. Webster served as Chief of Staff to U.S. Department of Education Secretary Richard W. Riley from January 1993 to October 1994. From November 1992 to January 1993, Mr. Webster was Chief of Staff to Richard W. Riley as part of the Presidential Transition Team. Mr. Webster previously served on the board of directors of LKQ Corporation (NYSE) from 2003 to May 2020 and on the board of directors of Compass Systems, Inc. from 2014 to May 2021. Mr. Webster holds an Executive Masters Professional Director Certification, the highest level, from the

American College of Corporate Directors, a public company director education and credentialing organization. Mr. Webster is a 1979 summa cum laude graduate of Washington and Lee University and a Fulbright Scholar. Mr. Webster is also a graduate of the University of Virginia School of Law. Mr. Webster’s knowledge of business and finance developed as a senior executive officer led our Nominating and Corporate Governance Committee to conclude that Mr. Webster is qualified to serve as a director.

Committees of the Board
The Board has established an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee. For the fiscal year ended September 30, 2024, the Board of the Company held seven Board meetings, four Audit Committee meetings, two Nominating and Corporate Governance Committee meetings and four Compensation Committee meetings. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served that were held while they were members of the Board. The Company requires each director to make a diligent effort to attend all Board and committee meetings and encourages directors to participate in the Annual Meeting. All directors of the Company attended the 2024 Annual Meeting of Stockholders.

Audit Committee
The members of the Audit Committee are John T. Baily, Kenneth F. Bernstein, Lofton P. Holder, Anita J. Rival and William M. Webster IV, each of whom is financially literate and meets the independence standards established by the SEC and Nasdaq for audit committees and is independent for purposes of the 1940 Act. William M. Webster IV serves as Chairman of the Audit Committee. Our Board has determined that Mr. Baily, Mr. Bernstein and Mr. Webster are each an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act.
The purpose of the Audit Committee is to monitor (i) the integrity of the financial statements of the Company, (ii) the independent auditor’s qualifications and independence, (iii) the performance of the Company’s internal audit function and independent auditors and (iv) the compliance by the Company with legal and regulatory requirements. The Audit Committee is directly responsible for approving and overseeing our independent accountants, including review and discussion of material written communications between the independent accountants and management, and reviewing with our independent accountants the plans and results of the audit engagement, including critical accounting policies to be used, alternative treatment of financial information within generally accepted accounting principles that have been discussed with management and critical audit matters. As part of its oversight, the Audit Committee is responsible for approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing and overseeing the adequacy of our internal accounting controls. The Audit Committee is responsible for reviewing and discussing with management and our independent accountants our annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommending to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K. On a quarterly basis, the Audit Committee reviews and discusses with management and our independent accountants the Company’s earnings releases and quarterly financial statements prior to the filing of the Company’s Quarterly Reports on Form 10-Q, including the results of the independent accountants’ reviews of the quarterly financial statements. Periodically during each fiscal year, the Audit Committee meets, including private meetings, with our independent accountants and selected executive officers of the Company, as appropriate, for consultation on audit, accounting and related financial matters. At least annually, the Audit Committee reviews a report from the independent accountants regarding the independent accountant’s internal quality-control procedures, any material issues raised by internal quality review, or peer review, of the firm or any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with any such issues, as well as all relationships between the independent accountants and the Company. In its consideration of whether to recommend that stockholders ratify the selection of our independent accountants, the Audit Committee considers both the independence of the independent accountants from us and management and whether retaining the independent accountants is in the best interests of the Company and our stockholders. The Audit Committee reviews and approves the amount of audit fees and any other fees paid to our independent accountants.

The function of the Audit Committee is oversight. The independent accountants are accountable to the Board and the Audit Committee, as representatives of the Company’s stockholders. The Board and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company’s independent accountants (subject, if applicable, to shareholder ratification).
In fulfilling their responsibilities, the members of the Audit Committee are not full-time employees of the Company or management and are not, and do not represent themselves to be, accountants or auditors by profession. Accordingly, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that our financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards.
The responsibilities of the Audit Committee also include compliance oversight, including discussing with management and the independent auditors any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies. In addition, the Audit Committee reviews related party transactions and considers any conflicts of interest brought to its attention pursuant to the Company’s Code of Conduct or Code of Ethics. See “Certain Relationships and Related Party Transactions.”
The Audit Committee is also responsible for aiding our Board in overseeing the determination of fair value of investments by reviewing valuation information provided by GC Advisors, and any independent valuation firms and pricing services utilized in the valuation processes and procedures, and assessing valuation recommendations. The Audit Committee Charter is available on the Company’s website at www.golubcapitalbdc.com.

Nominating and Corporate Governance Committee
The members of the Nominating and Corporate Governance Committee are John T. Baily, Kenneth F. Bernstein, Lofton P. Holder, Anita J. Rival and William M. Webster IV, each of whom is independent for purposes of the 1940 Act and the Nasdaq corporate governance rules. William M. Webster IV serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. The Nominating and Corporate Governance Committee has adopted a written Nominating and Corporate Governance Committee Charter that is available on the Company’s website at www.golubcapitalbdc.com.
The Nominating and Corporate Governance Committee considers Stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company’s bylaws, the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding director nominations. Our bylaws provide that a Stockholder who wishes to nominate a person for election as a director at a meeting of Stockholders must deliver written notice to our corporate secretary, Joshua M. Levinson, c/o Golub Capital BDC, Inc., 200 Park Avenue, 25th Floor, New York, NY 10166. This notice must contain, as to each nominee, all information that would be required under applicable SEC rules to be disclosed in connection with election of a director and certain other information set forth in our bylaws, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of our Common Stock owned, if any; and a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Stockholders. In order to be eligible to be a nominee for election as a director by a Stockholder, such potential nominee must deliver to our Corporate Secretary a written questionnaire providing the requested information about the background and qualifications of such nominee and a written representation and agreement that such nominee is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with services on the Board and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of the Board include compliance with the independence and other applicable requirements of the Nasdaq corporate governance rules, the 1940 Act and the SEC, and all other applicable laws, rules, regulations and listing standards; the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter and the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which the Company operates. The Nominating and Corporate Governance Committee also may consider such other factors as it may deem are in the best interests of the Company and its Stockholders.

Compensation Committee
The members of our Compensation Committee are John T. Baily, Kenneth F. Bernstein, Lofton P. Holder, Anita J. Rival and William M. Webster IV, each of whom meets the independence standards established by the SEC and the Nasdaq corporate governance rules. Anita J. Rival serves as Chair of the Compensation Committee. The Compensation Committee is responsible for determining, or recommending to the Board for determination, the compensation, if any, of our Chief Executive Officer and all other executive officers of the Company. Currently none of the Company’s executive officers is compensated by the Company and, as a result, the Compensation Committee does not produce and/or review a report on executive compensation practices. The Compensation Committee is responsible for reviewing the reimbursement by the Company to the Administrator of the allocable portion of the cost of the Company’s Chief Financial Officer and Chief Compliance Officer and their respective staffs on an annual basis. The Compensation Committee also has the authority to engage compensation consultants following consideration of certain factors related to such consultants’ independence. The Compensation Committee charter is available on our website at www.golubcapitalbdc.com.
Communication with the Board
Stockholders with questions about the Company are encouraged to contact the Company’s Investor Relations Department at 200 Park Avenue, 25th Floor, New York, NY 10166, or by visiting the Company website at www.golubcapitalbdc.com. However, if Stockholders believe that their questions have not been addressed, they may communicate with the Board by sending their communications to Joshua M. Levinson, Secretary, c/o Golub Capital BDC, Inc., 200 Park Avenue, 25th Floor, New York, NY 10166. All Stockholder communications received in this manner will be delivered to one or more members of the Board.

Information about the Officers Who Are Not Directors
The following information pertains to our officers who are not directors of the Company.

Name, Address and Age(1)	Position(s) held with Company	Principal Occupation(s) During the Past 5 Years
Christopher C. Ericson (44)	Chief Financial Officer and Treasurer (since September 2021)	Christopher C. Ericson is Chief Financial Officer and Treasurer of GBDC. Mr. Ericson is the Chief Financial Officer of BDC Funds at Golub Capital and since September 2021, has been the Chief Financial Officer and Treasurer for GBDC and GDLC, and for GDLCU and GBDC 4 since November 2021 and a member of the board of trustees and Chief Financial Officer and Treasurer for GCRED since April 2023. Mr. Ericson also served as Chief Financial Officer and Treasurer of GBDC 3 prior to its merger with GBDC in June 2024. Previously, Mr. Ericson served in various senior finance roles since first joining Golub Capital in 2009, including as Controller for Golub Capital BDC. He rejoined Golub Capital in 2018 as a Director on the Corporate Development team in the Investor Partners Group. Prior to joining Golub Capital, Mr. Ericson served as the Controller at Downsview Capital, a hedge fund focusing on private investments in public equities. Prior to that he worked at Guggenheim Partners and Deloitte. Mr. Ericson earned his BS degree in Commerce from the University of Virginia. He received an MS degree in Accountancy from the University of Illinois at Urbana – Champaign. He is a registered Certified Public Accountant in Illinois.
Joshua M. Levinson (49)	Chief Compliance Officer and Secretary (since August 2011)	Joshua M. Levinson is Chief Compliance Officer and Secretary of GBDC. He is also Co-General Counsel and Chief Compliance Officer of Golub Capital. He serves as Chief Compliance Officer and Secretary for GBDC since August 2011, GDLC since July 2021, and, since November 2021, GDLCU and GBDC 4 and GCRED since 2023. He previously served as an officer of GCIC prior to its merger with GBDC in September 2019 and GBDC 3 prior to its merger with GBDC in June 2024. Prior to joining Golub Capital, Mr. Levinson was Counsel at Magnetar Capital where he was responsible for running legal affairs for several business units. Prior to joining Magnetar, Mr. Levinson worked as an Associate in the Private Equity & Investment Funds Group at King & Spalding. Prior to that, he worked as a Corporate Associate at Wilson Sonsini Goodrich & Rosati. Mr. Levinson graduated from Vanderbilt University with a BS degree in Political Science and received his JD cum laude from Georgetown University Law Center, where he was an associate editor of the Georgetown Law Journal. Mr. Levinson has earned the right to use the Chartered Alternative Investment Analyst (CAIA) designation.

Name, Address and Age(1)	Position(s) held with Company	Principal Occupation(s) During the Past 5 Years
Matthew W. Benton (47)	Chief Operating Officer (since August 2022)	Matthew W. Benton is Chief Operating Officer (“COO”) of GBDC. He is also a Managing Director at Golub Capital. In these capacities, he leads program management for Golub Capital’s BDC business, which encompasses the firm’s public and private BDCs. Mr. Benton served as a Managing Director of GBDC from April 2020 to August 2022. He is also Chief Operating Officer of GBDC 4 and GCRED and an officer of GDLC and GDLCU. Mr. Benton also served as Chief Operating Officer of GBDC 3 prior to its merger with GBDC in June 2024. He was previously a Managing Director in the Structured Products group, responsible for identifying, developing and executing various capital and liquidity solutions for the firm. Prior to joining Golub Capital, Mr. Benton was a Managing Director in the Financial Institutions Investment Banking group at Wells Fargo Securities, where he primarily focused on the specialty finance sector, and led the de novo buildout of a more formalized small/midcap bank investment banking coverage effort. His investment banking responsibilities included developing and leading initiatives for his clients that encompassed capital raising, both equity and debt, as well as providing strategic advisory services to management teams and boards of directors. Prior to that, Mr. Benton led and coordinated investment banking deal teams in a variety of advisory and capital markets transactions. Mr. Benton began his career at First Union Securities in the Leveraged Finance group. In this capacity, he was part of deal teams that structured, underwrote and marketed syndicated loans. Mr. Benton earned his BS degree with honors in Business Administration and Economics from the University of the Pacific.
Gregory A. Robbins (49)	Managing Director (since November 2013)	Gregory A. Robbins joined Golub Capital in 2004 and is Vice Chair of Golub Capital. He is also an officer of GBDC, GDLC and GBDC 4 and a member of the board of the Loan Syndications and Trading Association. Mr. Robbins serves on Golub Capital’s Leadership and Operating Committees and has held several other senior positions during his time at the Firm. Prior to joining Golub Capital, Mr. Robbins was a Vice President in the Merchant Banking Group at Indosuez Capital. Mr. Robbins earned a BS degree in Economics, with a Finance concentration, from the Wharton School of the University of Pennsylvania.

Name, Address and Age(1)	Position(s) held with Company	Principal Occupation(s) During the Past 5 Years
Jonathan D. Simmons (42)	Managing Director of Corporate Strategy (since February 2022)	Jonathan D. Simmons is the Managing Director of Corporate Strategy of GBDC. He is also a Senior Managing Director and Head of Corporate Development at Golub Capital. In these capacities, he is responsible for developing and executing strategic projects across the firm. Mr. Simmons also currently serves as an officer of GDLC, GDLCU, GBDC 4, GCRED and served in the same role at GCIC and GBDC 3 from 2014 until GCIC’s acquisition by GBDC in 2019 and 2017 until GBDC 3's acquisition by GBDC in 2024. He was previously a member of Golub Capital’s Direct Lending team, where he underwrote, executed and monitored investments. Prior to joining Golub Capital, Mr. Simmons was a Senior Associate at Churchill Financial, where he executed senior and junior debt investments, as well as equity co-investments in middle market companies, and managed the workout of distressed investments. Prior to this position, he was an Investment Banking Associate at J.P. Morgan Securities, where he originated, structured and executed senior and subordinated debt, as well as hybrid and preferred equity transactions for specialty finance and banking institutions. Mr. Simmons earned his BA degree magna cum laude in Mathematics and Economics from Colgate University.
Timothy J. Topicz (40)	Director (since February 2023)	Timothy J.Topicz joined Golub Capital in 2022 and is a Director in the BDC Group. He is responsible for the program management of the BDC business for the firm. Mr. Topicz also currently serves as an officer of GDLC, GDLCU, GBDC 4 and GCRED. Prior to joining Golub Capital, Mr. Topicz was a Vice President in the Financial Institutions Investment Banking group at Wells Fargo Securities, where he led the firm’s investment banking coverage effort for the Business Development Company sector. Mr. Topicz earned his BS with honors in Business Administration and Finance from The Ohio State University. He received an MBA from the University of Chicago Booth School of Business. He is a CFA® Charterholder.

(1) The business address of each of our officers, GC Advisors and the Administrator is c/o Golub Capital BDC, Inc., 200 Park Avenue, 25th Floor, New York, NY, 10166.
Each officer holds his office until his successor is chosen and qualified or until his earlier resignation or removal.
Code of Conduct and Code of Ethics
We expect each of our officers and directors, as well as any person affiliated with our operations, to act in accordance with the highest standards of personal and professional integrity at all times and to comply with the Company’s policies and procedures and all laws, rules and regulations of any applicable international, federal, provincial, state or local government. To this effect, the Company has adopted a Code of Conduct, which is posted on the Company’s website at www.golubcapitalbdc.com. The Code of Conduct applies to the Company’s directors, executive officers, officers and their respective staffs.
As required by the 1940 Act, we and GC Advisors have each adopted a Code of Ethics that establishes procedures that apply to our directors, executive officers, officers, their respective staffs and the employees of GC Advisors with respect to their personal investments and investment transactions. Our Code of Ethics generally does not permit investments by our directors, officers or any other covered person in securities that may be purchased or held by us. We filed our Code of Ethics as an exhibit to our Annual Report on Form 10-K, filed with the SEC on November 19, 2024, and you may access it via the Internet at the website of the SEC at

www.sec.gov or our website at www.golubcapitalbdc.com. We intend to disclose any material amendments to or waivers of required provisions of our Code of Conduct or the Code of Ethics on a Current Report on Form 8-K.
The Company has established a policy designed to prohibit officers, directors, and employees of the Company and GC Advisors from purchasing or selling securities of the Company while in possession of material nonpublic information, or otherwise using such information for their personal benefit or in any manner that would violate applicable laws and regulations. The policy also prohibits short-selling and margining of either the Company’s securities or the securities of existing or prospective portfolio companies. The policy does not expressly prohibit directors, executive officers or employees of the Company and its affiliates from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our common stock. However, the Company discourages trades by such persons that are of a short-term nature rather than for investment purposes, and all purchases and sales of the Company’s securities by directors, officers and employees of the Company and its affiliates must receive pre-clearance from the Company’s Chief Compliance Officer.

Insider Trading Policy
The Company has adopted an insider trading policy applicable to the Company’s and GC Advisors’ directors and officers and employees, which is included within the Company’s code of ethics and is filed as an exhibit to such Company’s Annual Report on Form 10-K.

Compensation of Directors
The Independent Directors will receive an annual fee of $160,000 for the fiscal year ending September 30, 2025. They also receive $3,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in person or telephonically each regular Board meeting and $500 for each special telephonic meeting. The chairman of the Audit Committee receives an annual fee of $20,000. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. No compensation is paid to directors who are “interested persons”. The Board reviews and determines the compensation of Independent Directors.
The following table shows information regarding the compensation earned by our directors for the fiscal year ended September 30, 2024. No compensation is paid by us to any interested director or executive officer of the Company.

Name	Aggregate Compensation from the Company(1)	Pension Retirement Benefits Accrued as Part of Our Expenses(2)	Total Compensation from the Company Paid to Director(1)
Independent Directors
John T. Baily	$198,750	—	$198,750
Kenneth F. Bernstein	$198,750	—	$198,750
Lofton P. Holder	$198,750	—	$198,750
Anita J. Rival	$198,750	—	$198,750
William M. Webster IV	$217,750	—	$217,750
Interested Directors
Lawrence E. Golub	—	—	—
David B. Golub	—	—	—
(1)The amounts listed are for the fiscal year ended September 30, 2024. For a discussion of the Independent Directors’ compensation see above. Total compensation includes compensation earned as a member of the board of directors of GBDC 3 prior to the GBDC 3 Merger (as defined below).
(2)We do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.

Investment Committee
The investment committee of GC Advisors responsible for each of the Company’s investments meets regularly to consider its investments, direct its strategic initiatives and supervise the actions taken by GC Advisors on the Company’s behalf. In addition, the investment committee reviews and determines whether to make prospective investments identified by GC Advisors and monitors the performance of the Company’s investment portfolio. GC Advisors’ investment professionals receive no compensation from the Company. The compensation of these individuals is paid by an affiliate of GC Advisors and includes an annual base salary, and, in certain cases, an annual bonus based on an assessment of short-term and long-term performance.
Information regarding members of GC Advisors’ investment committee is as follows:

Name	Age	Position
Lawrence E. Golub	65	Chairman of the Board
David B. Golub	62	Chief Executive Officer, Director
Gregory W. Cashman	60	Senior Managing Director of Golub Capital
Andrew H. Steuerman	57	Senior Managing Director of Golub Capital
Spyro G. Alexopoulos	48	Senior Managing Director of Golub Capital
Marc C. Robinson	50	Senior Managing Director of Golub Capital
Robert G. Tuchscherer	50	Senior Managing Director of Golub Capital
Jason J. Van Dussen	51	Senior Managing Director of Golub Capital

The address for each member of the investment committee is c/o Golub Capital BDC, Inc., 200 Park Avenue, 25th Floor, New York, NY 10166.

Members of GC Advisors’ Investment Committee Who Are Not Directors or Officers

Gregory W. Cashman has served on GC Advisors’ investment committee since the registration of GC Advisors as a registered investment adviser. Mr. Cashman joined Golub Capital in 1996 and heads Golub Capital’s Direct Lending business. He is a member of the firm’s investment committee and is responsible for overseeing origination, deal execution and capital markets. Mr. Cashman is a member of the firm’s Watchlist committee and is a Director or Advisory Director of a number of the firm’s portfolio companies. Prior to joining Golub Capital, Mr. Cashman worked in various finance positions at Bristol-Myers Squibb Co., reporting to the CFO and acting as Manager of Business Development for the venture capital arm of Bristol-Myers Squibb’s Consumer Medicines division. Prior to that, Mr. Cashman spent four years as a Senior Accountant with Arthur Andersen & Co., serving emerging growth companies. Mr. Cashman earned his BS degree in Commerce from the University of Virginia. He received an MBA from the Darden School of Business.

Andrew H. Steuerman has served on GC Advisors’ investment committee since the registration of GC Advisors as a registered investment adviser. Mr. Steuerman joined Golub Capital in 2004 and is Vice Chair of Direct Lending and Golub Growth. He is a member of the firm’s Watchlist and investment committee, oversees the firm’s Special Situations Team, manages the Golub Growth business and spearheads strategic initiatives. Mr. Steuerman was previously Head of Middle Market Lending and Golub Growth at Golub Capital. Prior to joining Golub Capital, Mr. Steuerman was a Managing Director at Albion Alliance, where he originated, executed and supervised subordinated debt and equity investments for two private partnerships. Prior to this position, he worked as a Vice President at Bankers Trust Alex Brown, and was formerly a member of New York Life Insurance Company’s Private Equity group, managing leveraged senior loans, mezzanine investments, private equity securities and limited partnership assets. Mr. Steuerman earned his BBA degree in Finance from Pace University. He received an MBA in Finance from St. John’s University.

Spyro G. Alexopoulos has served on GC Advisors’ investment committee since January 2021. Mr. Alexopoulos joined Golub Capital in 2007 and is a Senior Managing Director and Head of Originations on the Direct Lending team. He is a member of the firm’s investment committee and is responsible for originating, underwriting, executing and monitoring investments for the firm. Prior to joining Golub Capital, Mr. Alexopoulos worked at Silver Point Capital, where he was on the Commercial Finance team that provides senior and junior capital to middle market companies. Prior to that, he was a Vice President at GE Capital’s Global Sponsor Finance group, where he originated, structured and executed middle market private equity and leveraged finance transactions. Prior to this position, Mr. Alexopoulos worked in GE Capital’s Restructuring group, where he managed the workout of distressed portfolio investments. Mr. Alexopoulos earned his BA degree in Economics from Cornell University. He received an MBA from the Wharton School at the University of Pennsylvania.

Marc C. Robinson has served on GC Advisors’ investment committee since January 2021. Mr. Robinson joined Golub Capital in 2012 and is a Senior Managing Director and Co-Head of Underwriting on the Direct Lending team. He is a member of the firm’s investment committee and is responsible for originating, underwriting, executing and monitoring investments for the firm. Prior to joining Golub Capital, Mr. Robinson was a Managing Director at Fulcrum Strategy, where he was responsible for investment research, new idea generation, trade execution and investor relations. Prior to this position, Mr. Robinson was a Managing Director at Freeport Financial, where he was responsible for new business generation and underwriting. Prior to that, Mr. Robinson worked at GE Capital, where he held various leadership positions in the Global Sponsor Finance group and focused on underwriting, new business development and portfolio management. Mr. Robinson earned his BSBA degree in Finance from John Carroll University. He received an MBA in Finance and Strategic Management from the University of Chicago Booth School of Business.

Robert G. Tuchscherer has served on GC Advisors’ investment committee since January 2021. Mr. Tuchscherer joined Golub Capital in 2007 and is a Senior Managing Director and Co-Head of Underwriting on the Direct Lending team. He is a member of the firm’s investment committee and is responsible for originating, underwriting, executing and monitoring investments for the firm. Prior to joining Golub Capital, Mr. Tuchscherer was a Vice President at GE Antares Capital, where he led the structuring, underwriting, documentation and syndication of leveraged finance transactions for middle market private equity sponsors. Prior to that, he was an Associate Director in the Asset-Backed Securities group at Heller Financial. Mr. Tuchscherer earned a BS degree in Finance from the University of Illinois at Urbana – Champaign. He received an MBA with honors in Accounting and Entrepreneurship from the University of Chicago Booth School of Business.

Jason J. Van Dussen has served on GC Advisors’ investment committee since January 2021. Mr. Van Dussen joined Golub Capital in 2010 and is a Senior Managing Director and Co-Head of the Capital Markets business for Direct Lending. He is a member of the firm’s Investment Committee and is responsible for structuring, pricing and syndicating transactions for the firm. Prior to joining Golub Capital, Mr. Van Dussen was a Managing Director and Head of Loan Sales for CIT Group. Before that, he was a Managing Director and Head of Capital Markets for FirstLight Financial Corporation. Prior to this position, Mr. Van Dussen worked at GE Capital, where he focused on middle market structuring, syndication and loan sales. Mr. Van Dussen earned his BA degree cum laude in Finance from Michigan State University. He received an MBA from Columbia Business School.

Portfolio Management
Each investment opportunity requires the consensus and generally receives the unanimous approval of GC Advisors’ investment committee. Follow-on investments in existing portfolio companies may require the investment committee’s approval beyond that obtained when the initial investment in the company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, may require approval by the investment committee. The day-to-day management of investments approved by the investment committee is overseen by Messrs. Lawrence and David Golub. Biographical information with respect to Messrs. Lawrence and David Golub is set out under “— Information About Each Director’s Experience, Qualifications, Attributes or Skills — Interested Directors.”
Each of Lawrence Golub and David Golub has ownership and financial interests in and may receive compensation and/or profit distributions from, GC Advisors. Neither Lawrence Golub nor David Golub receives any direct compensation from the Company. As of the date of this proxy statement, Lawrence Golub and David

Golub each beneficially own more than $1 million of the Company’s common stock. Lawrence Golub and David Golub are also primarily responsible for the day-to-day management of approximately 35 other pooled investment vehicles, with over $74.6 billion of capital under management, and approximately 24 other accounts, with over $9.4 billion of capital under management, in which their affiliates receive incentive fees.

Certain Relationships and Related Party Transactions
We have entered into agreements with GC Advisors, in which members of our senior management and members of GC Advisors’ investment committee have ownership and financial interests. Members of our senior management and the investment committee also serve as principals of other investment advisers affiliated with GC Advisors that do and, in the future, will sponsor or manage accounts with investment objectives similar to ours as well as funds with different investment objectives. In addition, our executive officers and directors and the members of GC Advisors and its investment committee serve or could serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of accounts managed or sponsored by GC Advisors and its affiliates. Many of these accounts could have investment objectives that are similar to our investment objective.
In serving in these multiple capacities, GC Advisors and its personnel have obligations to other clients or investors in those entities, the fulfillment of which could conflict with the best interests of us or our stockholders. For example, the economic disruption and uncertainty precipitated by the COVID-19 pandemic has required GC Advisors and its affiliates to devote additional time and focus to existing portfolio companies in which other funds and accounts managed by GC Advisors and its affiliates hold investments. The allocation of time and focus by personnel of GC Advisors and its affiliates to these existing portfolio company investments held by other funds and accounts could reduce the time that such individuals have to spend on our investing activities.
Subject to certain 1940 Act restrictions on co-investments with affiliates, GC Advisors offers us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other relevant factors. Such offers are subject to the exception that, in accordance with GC Advisors’ code of ethics and allocation policies, it is unlikely that we will not participate in each individual opportunity but will, on an overall basis, be entitled to participate equitably with other entities sponsored or managed by GC Advisors and its affiliates over time.
GC Advisors and its affiliates have both subjective and objective policies and procedures in place that are designed to manage conflicts of interest between GC Advisors’ fiduciary obligations to us and its similar fiduciary obligations to other clients. When we compete with other accounts sponsored or managed by GC Advisors or its affiliates for a particular investment opportunity, GC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict of interest and allocation policies, (2) the requirements of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. GC Advisors’ allocation policies are intended to ensure that, over time, we generally share equitably in investment opportunities with other accounts sponsored or managed by GC Advisors or its affiliates, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer that are suitable for us and such other accounts. There can be no assurance that GC Advisors’ or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.
GC Advisors has historically sponsored or managed, and currently sponsors or manages, accounts with similar or overlapping investment strategies and has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. GC Advisors seeks to ensure the equitable allocation of investment opportunities when we are able to invest alongside other accounts sponsored or managed by GC Advisors and its affiliates. When we invest alongside such other accounts, such investments are made consistent with GC Advisors’ allocation policy. Under this allocation policy, GC Advisors will determine separately the amount of any proposed investment to be made by us and similar eligible accounts. We expect that these determinations will be made similarly for other accounts sponsored or managed by GC Advisors and its affiliates. If sufficient securities or loan amounts are available to satisfy our and each such account’s proposed investment, the opportunity will be allocated in accordance with GC Advisor’s pre-transaction determination. Where there is an insufficient amount of an investment opportunity to fully satisfy demand by us and other accounts sponsored or managed by GC Advisors or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata to us and each other eligible account based on the capital available for investment of each of us and such other eligible accounts, subject to the minimum and maximum investment size limits for each such party. In situations in which co-investment with other entities sponsored or managed by GC Advisors or its affiliates is not permitted or appropriate, such as when, in the absence of exemptive relief described below, we and such other entities would be making different investments in the same issuer, GC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. GC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on a basis that will be fair and equitable over time, including, for example, through random or rotational methods.
We have in the past and expect in the future to co-invest on a concurrent basis with other affiliates of GC Advisors, unless doing so is impermissible with existing regulatory guidance, applicable regulations, the terms of any exemptive relief granted to us and our allocation procedures. We, along with GC Advisors and certain other funds and accounts sponsored or managed by GC Advisors and its affiliates, have received exemptive relief from the SEC that permits us greater flexibility to negotiate the terms of co-investments if our Board determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by GC Advisors or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that co-investment by us and accounts sponsored or managed by the GC Advisors and its affiliates affords us additional investment opportunities and the ability to achieve greater diversification.
Under the terms of this exemptive relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors is required to make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment strategies and policies.
In connection with investments made by us, GC Advisors and its affiliates often receive origination, commitment, documentation, structuring, facility, monitoring, amendment, refinancing, administrative agent and/or other fees from portfolio companies in which we invest or propose to invest. Where doing so is consistent with applicable law, SEC guidance and the co-investment exemptive relief order from the SEC, some or all of such fees can be retained by GC Advisors and its affiliates.
GC Advisors and its affiliates have other clients with similar or competing investment objectives, including GDLC, GDLCU, GBDC 4 and GCRED and several private funds that are pursuing an investment strategy similar to ours, some of which will seek new capital from time to time. In serving these clients, GC Advisors could have obligations to other clients or investors in those entities. Our investment objective often overlaps with such affiliated accounts. GC Advisors’ allocation procedures are designed to allocate investment opportunities among the accounts sponsored or managed by GC Advisors and its affiliates in a manner consistent with its obligations under the Advisers Act. If two or more accounts with similar investment strategies are actively investing, GC Advisors will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. The Board regularly reviews the allocation policy of Golub Capital and annually reviews the code of ethics of GC Advisors.
Our senior management, members of GC Advisors’ investment committee and other investment professionals from GC Advisors could serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals could obtain material non-public information that could restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law. In addition, we have adopted a formal Code of Ethics, which includes an Insider Trading Policy, that governs the conduct of our and GC Advisors’ officers, directors and employees. Our officers and directors also remain subject to the duties imposed by both the 1940 Act and the General Corporation Law of the State of Delaware.

We have entered into a fifth amended and restated investment advisory agreement effective as of June 3, 2024 (the “Investment Advisory Agreement”) with GC Advisors pursuant to which we pay GC Advisors a base management fee and an incentive fee. The incentive fee is computed and paid on income that we may not have yet received in cash. This fee structure creates an incentive for GC Advisors to make certain types of investments. Additionally, pursuant to Rule 2a-5 under the 1940 Act, effective August 2, 2024, our board of directors, as permitted, has designated GC Advisors as our valuation designee to perform the determination of fair value of our investments for which market quotations are not readily available, or valued by a third-party pricing service, in accordance with our valuation policies and procedures, subject to the oversight of the Board. GC Advisors, in its capacity as valuation designee, is ultimately and solely responsible for determining, in good faith, the fair value of investments that are not publicly traded, whose market prices are not readily available on a quarterly basis, or any other situation where portfolio investments require a fair value determination. GC Advisors’ base management fee and incentive fee are based on the fair value of our average adjusted gross assets and there is a conflict of interest when personnel of GC Advisors are involved in the valuation process of our portfolio investments. Under our incentive fee structure, GC Advisors benefits when we recognize capital gains and, because GC Advisors determines when a holding is sold, GC Advisors controls the timing of the recognition of such capital gains. In addition, because the base management fee that we pay to GC Advisors is based on the fair value of our average adjusted gross assets, including those assets acquired through the use of leverage, GC Advisors has a financial incentive to incur leverage. During the fiscal year ended September 30, 2024, GC Advisors unilaterally agreed to irrevocably waive $27.3 million of incentive fees. For the fiscal year ended September 30, 2024, GC Advisors earned a base management fee, together with the collateral management fees described below, of $62.5 million, and an incentive fee, net of incentive fee waivers described in the preceding sentence, of $49.8 million.
We have entered into a license agreement with Golub Capital LLC under which Golub Capital LLC granted us a non-exclusive, royalty-free license to use the name “Golub Capital.”
Pursuant to an administration agreement (the “Administration Agreement”), Golub Capital LLC furnishes us with office facilities and equipment and provides clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Our Board reapproved the Administration Agreement for a one-year term in May 2024. Under our Administration Agreement, Golub Capital LLC performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. GC Advisors is the sole member of and controls Golub Capital LLC. For the fiscal year ended September 30, 2024, the Company reimbursed GC Advisors $9.3 million for the services described above.
GC Advisors is an affiliate of Golub Capital LLC, with whom it has entered into a staffing agreement (the “Staffing Agreement”). Under this agreement, Golub Capital LLC makes available to GC Advisors experienced investment professionals and access to the senior investment personnel and other resources of Golub Capital LLC and its affiliates. The Staffing Agreement provides GC Advisors with access to deal flow generated by the professionals of Golub Capital LLC and its affiliates and commits the members of GC Advisors’ investment committee to serve in that capacity. GC Advisors seeks to capitalize on what we believe to be the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Golub Capital LLC’s investment professionals.

We are party to an unsecured revolving credit facility (as amended, the “Adviser Revolver”) with GC Advisors, as the lender. The Adviser Revolver permits us to borrow a maximum of $200,000 and expires on June 15, 2025. The Adviser Revolver bears an interest rate equal to the short-term Applicable Federal Rate.
GC Advisors currently serves and has served as collateral manager to certain of our indirect subsidiaries, including Golub Capital BDC CLO III, LLC, GCIC CLO II, LLC, Golub Capital BDC 3 CLO 1, LLC, Golub Capital BDC 3 ABS 2022-1, LLC and Golub Capital BDC 3 CLO 2, LLC under collateral management agreements and receives or received a fee for providing these services that is offset against the base management fee payable by us under the Investment Advisory Agreement.
On June 3, 2024, the Company completed its previously announced acquisition of GBDC 3, pursuant to that certain Agreement and Plan of Merger (as amended, the “GBDC 3 Merger Agreement”), dated as of January 16, 2024, by and among the Company, GBDC 3, Park Avenue Subsidiary Inc., a Maryland corporation and wholly owned subsidiary of the Company (“GBDC 3 Merger Sub”), GC Advisors, and, for certain limited purposes, Golub Capital LLC. Pursuant to the GBDC 3 Merger Agreement, GBDC 3 Merger Sub was first merged with and into GBDC 3, with GBDC 3 as the surviving corporation (the “2024 Initial Merger”), and, immediately following the 2024 Initial Merger, GBDC 3 was then merged with and into the Company, with the Company as the surviving company (the Initial Merger and the subsequent merger, collectively, the “GBDC 3 Merger”).
In accordance with the terms of the GBDC 3 Merger Agreement, at the effective time of the GBDC 3 Merger, each outstanding share of GBDC 3 common stock was converted into the right to receive 0.9138 shares of common stock, par value $0.001 per share of the Company (with GBDC 3 stockholders receiving cash in lieu of fractional shares of the Company’s common stock). As a result of the GBDC 3 Merger, the Company issued an aggregate of approximately 92,115,308 shares of its common stock to former GBDC 3 stockholders prior to any adjustment for GBDC 3 stockholders receiving cash in lieu of fractional shares.
The Audit Committee, in consultation with the Company’s Chief Executive Officer, Chief Compliance Officer and legal counsel, has established a written policy to govern the review of potential related party transactions. The Audit Committee conducts quarterly reviews of any potential related party transactions and, during these reviews, it also considers any conflicts of interest brought to its attention pursuant to the Company’s Code of Conduct or Code of Ethics.

PROPOSAL 2: RATIFICATION OF
SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee, comprised of all Independent Directors, has selected Ernst & Young LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending September 30, 2025. This selection is presented for ratification by the Stockholders. It is expected that a representative of Ernst & Young LLP will join the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

Principal Accountant Fees and Services
The following aggregate fees by Ernst & Young LLP, the Company’s current independent registered accounting firm, were billed to the Company for work attributable to audit, tax and other services provided to the Company for the fiscal years ended September 30, 2024 and 2023.

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2024	September 30, 2023
Audit Fees	$1,024,650	$910,000
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	$262,500	—
Total	$1,287,150	$910,000
Audit Fees: Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that were provided by Ernst & Young LLP for the fiscal years ended September 30, 2024 and 2023 in connection with statutory and regulatory filings. Of the audit fees billed, $262,500 and $0 fees related to Registration Statement and prospectus filings during 2024 and 2023, respectively.
Audit-Related Fees: Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.
Tax Fees: Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.
All Other Fees: Other fees would include fees billed for products and services other than the services reported above.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Ernst & Young LLP, the Company’s independent auditor. The policy requires that the Audit Committee pre-approve the audit and permissible non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence. While there were no audit-related fees and tax fees incurred in the fiscal year ended September 30, 2024, if any of these would have been incurred, they would have been approved by the Audit Committee.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.
THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2025.

Audit Committee Report1
The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended September 30, 2024.
The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and Ernst & Young LLP, the Company’s independent registered public accounting firm for the fiscal year ended September 30, 2024, with and without management present. The Audit Committee included in its review results of Ernst & Young LLP’s examinations, the Company’s internal controls and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the SEC. The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.
The Audit Committee also has discussed with Ernst & Young LLP matters relating to Ernst & Young LLP’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Auditing Standard No. 16 (Communication with Audit Committees). In addition, the Audit Committee has discussed with Ernst & Young LLP its independence from management and the Company, as well as the matters in the written disclosures received from Ernst & Young LLP and required by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committee Concerning Independence). The Audit Committee received a letter from Ernst & Young LLP confirming its independence and discussed it with them. The Audit Committee reviewed and approved the amount of audit fees paid to Ernst & Young LLP for the fiscal year ended September 30, 2024. The Audit Committee discussed and reviewed with Ernst & Young LLP the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of Ernst & Young LLP’s audits and all fees paid to Ernst & Young LLP during the fiscal year. The Audit Committee adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by Ernst & Young LLP for the Company. The Audit Committee has reviewed and considered the compatibility of Ernst & Young LLP’s performance of non-audit services with the maintenance of Ernst & Young LLP’s independence as the Company’s independent registered public accounting firm.
Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024 for filing with the SEC.
November 14, 2024

The Audit Committee
William M. Webster IV, Chair
John T. Baily
Kenneth F. Bernstein
Lofton P. Holder
Anita J. Rival

1    The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 3: APPROVAL OF
THE CERTIFICATE OF INCORPORATION AMENDMENT PROPOSAL

The Company is asking its Stockholders to approve an amendment to its certificate of incorporation to increase the number of authorized shares of capital stock from 351,000,000 shares to 501,000,000 shares, consisting of 500,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, par value $0.001 per share. On November 14, 2024, the Board unanimously approved an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of capital stock from 351,000,000 to 501,000,000, declared the amendment to be in the best interests of our Stockholders, and directed that the amendment be submitted to the Stockholders for approval at the Annual Meeting.

Purposes and Effects of Increasing the Number of Authorized Shares

As of the Record Date, there were 264,277,128 shares of Common Stock outstanding. The Board believes that it is desirable to have additional authorized shares of Common Stock available for possible future issuances, including for offerings of shares of GBDC’s securities in public offerings registered under the Securities Act, offerings of GBDC’s securities in private placements in reliance on an exemption from the registration requirements of the Securities Act as well as for strategic and other transactions that may arise. As of the date of this Proxy Statement, other than the equity distribution agreement relating to the at-the-market offering of shares of Common Stock, the Company has no agreements, commitments or plans with respect to the sale or issuance of any of the additional shares of Common Stock as to which authorization is sought. Shares of Common Stock with an aggregate value of up to $250.0 million may be sold under the Company’s at-the-market program at market prices prevailing at the time of sale, at prices related to prevailing market prices or negotiated prices. As of December 12, 2024, the last reported sales price for Common Stock on The Nasdaq Global Select Market was $15.03.

If approved, the Certificate of Incorporation Amendment Proposal would allow the Company to issue additional shares of Common Stock without further Stockholder approval, unless required by applicable law or stock exchange rules. We are not seeking Stockholder approval to issue Common Stock at a price below net asset value per share at the Annual Meeting. Although the Company has no specific plans at this time for use of the additional shares of Common Stock, having additional authorized shares of Common Stock available for issuance in the future would give the Company greater flexibility and would allow such shares to be issued without the expense and delay of a special stockholders’ meeting or waiting until the next Annual Meeting of Stockholders. If the Company were unable to access the capital markets by issuing additional shares when attractive opportunities arise, the Company’s ability to grow over time and to continue to pay dividends to Stockholders could be adversely affected.

The additional Common Stock to be authorized will have rights identical to the currently outstanding Common Stock. This proposal will not affect the par value of the Common Stock, which will remain at $0.001 per share. Under the Company’s certificate of incorporation, Stockholders do not have preemptive rights to subscribe for additional securities that may be issued by the Company.

If the Company issues additional shares of Common Stock or other securities convertible into Common Stock in the future, it could dilute the voting rights of existing holders of Common Stock and could also dilute earnings per share of existing holders of Common Stock. If, in the future, the Company sought Stockholder approval to issue Common Stock at a price below net asset value per share, it could dilute the net asset value per share of existing holders of Common Stock. In addition, if the Company issues additional shares of Common Stock or other securities convertible into Common Stock in the future, GC Advisors will receive greater fees as result of the increased assets under management.

Certificate of Amendment

If the Certificate of Incorporation Amendment Proposal is approved, the amendment to the Company’s certificate of incorporation would become effective upon the filing of a certificate of amendment to the certificate of incorporation with the Secretary of State of Delaware, which the Company would do promptly after the Annual Meeting. In such event, the Company’s certificate of incorporation would be amended to reflect the increase in the number of authorized shares of Common Stock.

THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE CERTIFICATE OF INCORPORATION AMENDMENT PROPOSAL.

OTHER BUSINESS
The Board knows of no other matter that is likely to come before the Annual Meeting or that may properly come before the Annual Meeting, apart from the consideration of an adjournment or postponement.
If there appears not to be enough votes for a quorum or to approve each of the proposals at the Annual Meeting, the chair of the Annual Meeting shall have the power to adjourn the Annual Meeting from time to time without notice other than announcement at the Meeting or the Stockholders who are represented in person or by proxy may vote to adjourn the Annual Meeting to permit the further solicitation of proxies. The person(s) named as proxies will vote proxies held by them for such adjournment.
Whether or not you expect to participate in the virtual meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote via the Internet or request, sign, date and return a proxy card so that you may be represented at the meeting. The Annual Meeting will be a completely virtual meeting of stockholders and will be conducted exclusively by live webcast. To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/GBDC2025 and enter the Control Number included with the Notice of Internet Availability of Proxy Materials. Please allow time for online check-in procedures. For questions regarding the virtual meeting and voting, please contact us by phone at (212) 750-6060 or by writing to Golub Capital BDC, Inc., 200 Park Avenue, New York, NY 10166, Attention: Joshua M. Levinson, Secretary.

ANNUAL AND QUARTERLY REPORTS
Copies of our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are available at our website at www.golubcapitalbdc.com or without charge upon request by calling us collect at (212) 750-6060, or by mail at to Golub Capital BDC, Inc., Attention: Investor Relations, 200 Park Avenue, 25th Floor, New York, NY 10166. Copies of such reports are also posted via EDGAR on the SEC’s website at www.sec.gov.

SUBMISSION OF STOCKHOLDER PROPOSALS
The Company expects that the 2026 Annual Meeting of Stockholders will be held in February 2026, but the exact date, time and location of such meeting have yet to be determined. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at an Annual Meeting of Shareholders unless certain securities law requirements are met. A Shareholder who intends to present a proposal at the 2026 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) must submit the proposal in writing to the Company at its address in New York, New York, and the Company must receive the proposal no later than August 15, 2025, in order for the proposal to be considered for inclusion in the Company’s proxy statement for the 2026 Annual Meeting.
In addition, the Company’s bylaws contain an advance notice provision requiring that, if a Stockholder’s proposal, including for the nomination of a director, is to be brought before the next Annual Meeting of Stockholders, such Stockholder must provide timely notice thereof in writing addressed to Joshua M. Levinson, Secretary, c/o Golub Capital BDC, Inc., 200 Park Avenue, 25th Floor, New York, NY 10166. Notices of intention to present proposals, including nomination of a director, at the 2026 Annual Meeting must be received by the Company between August 15, 2025 and 5:00 p.m. Eastern Time on September 14, 2025. In the event that the date of the next Annual Meeting is advanced or delayed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder must be received not later than the close of business on the later of the 90th day prior to such Annual Meeting and the seventh day following the day on which public announcement of the date of such Annual Meeting is first made. A Stockholder’s notice must contain information specified in our bylaws about the Stockholder and the proposed business or nominee for election as a director. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements and requirements of the Company’s bylaws are met. The Company reserves the right to reject, rule out of order, or to take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Company’s Audit Committee. Complaints may be submitted on an anonymous basis.

The Chief Compliance Officer may be contacted at:
Mr. Joshua M. Levinson
Golub Capital BDC, Inc.
Chief Compliance Officer
200 Park Avenue, 25th Floor
New York, NY 10166
The Audit Committee Members may be contacted at:
Messrs. William M. Webster IV, John T. Baily, Kenneth F. Bernstein, Lofton P. Holder and/or Ms. Anita J. Rival
Golub Capital BDC, Inc.
Audit Committee Member
200 Park Avenue, 25th Floor
New York, NY 10166
You are cordially invited to participate in our virtual Annual Meeting. Whether or not you plan to join the Annual Meeting, you are requested to vote in accordance with the voting instructions in the Notice of Internet Availability of Proxy Materials, or by requesting hard copy proxy materials from us and returning a proxy card.

By Order of the Board of Directors,

/ s/ Joshua M. Levinson
Joshua M. Levinson
Secretary
December 13, 2024

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V60358-P21799

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

GOLUB CAPITAL BDC, INC.

The Board of Directors recommends you vote FOR the following proposals:

Nominees:	For	Against	Abstain
1a. Lawrence E. Golub	☐	☐	☐
1b. Lofton P. Holder	☐	☐	☐
1c. William M. Webster IV	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V60359-P21799

GOLUB CAPITAL BDC, INC.
Annual Meeting of Stockholders
February 3, 2025, 11:45 a.m., Eastern Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Joshua M. Levinson and Christopher C. Ericson, or any one of them, and each with full power of substitution, to act as proxies for the undersigned to vote all the shares of common stock of Golub Capital BDC, Inc. (the "Company") which the undersigned is entitled to vote at the 2025 Annual Meeting of Stockholders of the Company ("Annual Meeting") to be held virtually at the following website: www.virtualshareholdermeeting.com/GBDC2025, on February 3, 2025 at 11:45 a.m., Eastern Time, and at all postponements and adjournments thereof, as indicated on this proxy.

This proxy is revocable and, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations and will be voted "For" the proposals set forth in the Company's proxy statement.

Continued and to be signed on reverse side